Financial risk management - Disclosure of reconciliation of the group's cash net of debt to total consolidated equity (Detail) - EUR (€) € in Thousands	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Summary of reconciliation of the Groups cash net of debt to total consolidated equity [Line Items]
Cash net of debt	€ (58,264)	€ (21,887)
Total equity	300,806	290,826	€ 250,395	€ 323,467
Total capital	€ 242,542	€ 268,939
Gearing ratio	(24.00%)	(8.00%)